Exhibit 21

Subsidiaries of the Registrant

Name of Subsidiary:	State or Country Under Laws of Which Organized
1031 Corp.	Pennsylvania
1031 Facilitators, Inc.	Oregon
1031 USA, LLC	Pennsylvania
2104065 Ontario, Inc.	Canada
A+ Escrow Company	California
Abstracters` Information Service, Inc.	New York
Accounting Services, LLC	Minnesota
Accu-Search, Inc.	New Jersey
Accufacts Pre-Employment Screening, Inc.	Florida
Advanced Collateral Solutions, LLC	Delaware
Agents Support & Management Services, Inc	Pennsylvania
Albany County Title, Inc.	Wyoming
All American Title Agency, LLC	Arizona
All New York Title Agency, Corp.	New York
Allegiance Title Company	Texas
Alliance Home Warranty, Inc.	Utah
Alliance Title Agency, L.L.C.	Michigan
Allied Trustee Services, Inc.	California
America’s Innovative Insurance Solutions, Inc.	California
American Driving Records, Inc.	California
American Escrow Company	Texas
American First Abstract, LLC	Delaware
American Land Title, Inc.	Texas
American Surveying Company of Boston, Inc.	Massachusetts
American Property Exchange, Inc.	Washington
American Title Corporation	Wisconsin
APEX Accommodation, Inc.	Washington
APEX Art, Inc.	Washington
APEX Park Five, LLC (OR)	Oregon
APEX Park Four, LLC (OR)	Oregon
APEX Park Four, LLC (WA)	Washington
APEX Park One, LLC	Washington
APEX Park Seven, LLC (OR)	Oregon
APEX Park Six, LLC (OR)	Oregon
APEX Park Three, LLC (OR)	Oregon
APEX Park Three, LLC (WA)	Washington
APEX Park Two, LLC (OR)	Oregon
APEX Park Two, LLC (WA)	Washington
Apple Valley Escrow, Inc.	California
Arbor Title Company, LLC	Michigan
ARM Financial Corporation	California
Arrowhead Village Escrow, Inc.	California
Associated Title Company	Utah
ATI Closing, LC	Iowa
ATI Title Agency of Arizona, Inc.	Arizona
ATI Title Agency of Ohio, Inc.	Ohio
ATI Title Company of Alabama, LLC	Alabama
ATI Title Company, LLC	Delaware

Name of Subsidiary:	State or Country Under Laws of Which Organized
ATI Title of Arizona, Inc.	Arizona
ATI Title of Nevada, Inc.	Nevada
Atlantic Title Company, Inc.	Maine
Attorneys Abstract, Inc.	New York
Attorneys Title Agency LLC	Michigan
Attorneys Title Corporation	District of Columbia
Attorneys Title Services Inc.	Massachusetts
BackTrack Reports, Inc.	New York
Bar None, Inc.	Delaware
Barton County Abstract & Title Company	Kansas
Basis100, Inc.	Ontario
Basis100, Inc. (Delaware)	Delaware
Bais100 Corporation	California
Bigfork Title Services, Inc.	Montana
Blyar Financial, Inc.	Florida
Bridge Title Insurance Company	California
BrightRedd Limited	United Kingdom
Brokers Title, Inc.	Virginia
Brooke Consulting Limited	Japan
Burton Abstract & Title Company	Michigan
Cajon Hills Escrow Co.	California
Caldwell County Abstract Company, Inc.	Texas
Camas Heights Corporation	Washington
Campbell County Abstract Company	Wyoming
Canada Closing Centers, Inc.	California
Celtic Title Agency, Inc	Ohio
Censtar Title Insurance Company f/k/a First American Title Insurance Company of Texas	Texas
Chelsea Title Agency of Alabama, LLC	Alabama
Chelsea Title Agency of Northwest Florida, Inc.	Florida
Chesapeake Appraisal Services, LLC	Delaware
Chesapeake Settlement Services, LLC	Delaware
CIG Investments LLC	Delaware
Citizen’s Title & Escrow Company	Montana
Citizens Title Company	Texas
CMSI Credit Services, Inc.	Maryland
CMSI Systems, Inc.	Delaware
Columbian National Title Insurance Company	Kansas
Commercial Title Company	Oregon
Complete Alliance, LLC	Minnesota
Complete Exchange Services, LLC	Minnesota
Complete Title Services, LLC	Minnesota
Compunet Credit Services, Inc.	Arizona
Connecticut Title Services, Inc.	Connecticut
Consulting Specialists, Inc.	Oklahoma
Converse Land Title Company	Wyoming
Conveyancing Team Limited	England
CoreLogic, Inc.	Delaware
CoreLogic Systems, Inc.	Delaware
Core Title Agency, Ltd.	Ohio
Corea Title Company fka SFA Title, Ltd.	Korea
Cornerstone Title Company fka Executive Title Company	California

Name of Subsidiary:	State or Country Under Laws of Which Organized
Create A Plan, Inc.	Nevada
Credit Online, Inc.	Delaware
CreditReportPlus, LLC	Maryland
Crestmont Escrow, Inc.	California
Current Status, Inc.	New Jersey
Customized Lender’s Services, Inc.	New York
CVMS, LLC	Delaware
Data Recovery Services	Texas
Data Trace Abstractor Services, LLC	Delaware
Data Trace Information Services II LLC	Delaware
Data Trace Information Services LLC	Delaware
Data Trace LLC	Delaware
Data Tree LLC	California
DecisionHR USA, Inc.	Florida
Del Norte County Title Company	California
Del Norte Title Co., LLC	Texas
Dentex Title Company	Texas
DMKS Title Company	Texas
Docu-Search, Inc.	Kentucky
Dona Ana Title Company	New Mexico
DP Data Services, Inc.	Washington
DRN Commerce, Inc.	California
DTS Technologies, Inc.	Texas
eAppraiseIT, LLC.	Delaware
East Coast Real Estate Services, LLC	North Carolina
Eaton County Abstract & Title Company dba Grand Valley Title Company	Michigan
Efficient Title Services, LLC	Maryland
EHG, Incorporated	Illinois
Eighteen Parked Place, LLC	New Jersey
Eleven Parked Place, LLC	Pennsylvania
Elite Abstract, LLC	Tennessee
Employee Health Programs (UK), Ltd.	England
enact Conveyancing Limited	England
enact Holdings Limited	England
enact Properties Limited	England
enact Trustees Limited	England
Esquire Title Research of Pensacola, LLC	Florida
Eureka Title Company	California
Evida Limited	England
Exchange Services, Inc.	Idaho
Executive Investments, LLC	Maryland
Factual Business Information, Inc.	Florida
FADV Holdings LLC	Delaware
FAHH, LLC	Delaware
Fairbanks Title Agency, Inc.	Alaska
Fastrealty.com f/k/a First American Loan Servicing Corporation	Texas
Faxxon Legal Information Services, Inc.	Illinois
FCT Atlantic Limited	California
FCT Holdings Company Ltd.	California
FCT Insurance Company Ltd.	California
FCT Insurance Services Inc.	California

Name of Subsidiary:	State or Country Under Laws of Which Organized
FCT Valuation Services, Inc.	California
Fidelity Title and Guaranty Company	Florida
First Advantage Background Services Corp	Florida
First Advantage Canada, Inc.	Canada
First Advantage Corporation	Delaware
First Advantage Credco LLC	Delaware
First Advantage Enterprise Screening Corp.	Delaware
First Advantage Government Services, LLC	Delaware
First Advantage Litigation Consulting, LLC	Virginia
First Advantage Occupational Health Services Corp	Florida
First Advantage Philippines, Inc	Philippines
First Advantage Public Records, LLC	Delaware
First Advantage Quest Research (Beijing) Co., Ltd.	China
First Advantage Quest Research Corporation	Cayman Islands
First Advantage Quest Research Group Ltd.	British Virgin Islands
First Advantage Quest Research, Ltd.	British Virgin Islands
First Advantage Quest Research Limited	Hong Kong
First Advantage Quest Research Private Limited	India
First Advantage Quest Research PTE, Ltd.	Singapore
First Advantage Quest Research PTY, Ltd.	Australia
First Advantage SafeRent, Inc.	Delaware
First Advantage Tax Consluting Services, LLC	Delaware
First American Abstract & Title Services, Inc.	South Carolina
First American Abstract Company (Mississippi)	Mississippi
First American Abstract Company of South Carolina, Inc.	South Carolina
First American Affiliates, Inc.	Florida
First American Capital Trust I	Delaware
First American Centralized Services, Inc.	Delaware
First American Commercial Real Estate Services, Inc. fka First American Tax Valuation, Inc.	Florida
First American CoreLogic, Inc.	Delaware
First American Credco of Puerto Rico, Inc.	Delaware
First American Credit Management Solutions, Inc.	Delaware
First American Default Information Services LLC	Florida
First American Equity Loan Services, Inc. (DE)	Delaware
First American Escrow of Iowa f/k/a Central Iowa Escrow, LC	Iowa
First American Escrow Transfers, Inc.	California
First American Exchange Company, LLC	Delaware
First American Exchange Corporation (NY)	New York
First American Exchange Corporation of New England, Inc.	Massachusetts
First American Flood Hazard Certification, LLC	Delaware
First American Fulfillment Solutions fka Xsequor, LLC	Delaware
First American Holdings CBA, Inc.	Minnesota
First American Holdings, LLC	Delaware
First American Home Buyers Protection Corporation (California)	California
First American Homebuilders Reinsurance Company	Vermont
First American Indian Holdings LLC	Delaware
First American Istanbul	Turkey
First American International Holdings, LLC	Delaware
First American International Title Services Inc.	California
First American Leasing Company	California

Name of Subsidiary:	State or Country Under Laws of Which Organized
First American Management Services (UK) Limited	England
First American Membership Services, Inc.	California
First American Natural Hazard Disclosures, LLC	California
First American New Market Ventures LLC	California
First American Property & Casualty Agency, LLC	Delaware
First American Property & Casualty Insurance Agency, Inc.	California
First American Property & Casualty Insurance Company, fka Great Pacific Insurance Company	California
First American Real Estate Information Services, Inc.	California
First American Real Estate Solutions II LLC	California
First American Real Estate Solutions LLC	California
First American Real Estate Solutions of Texas, L.P.	Texas
First American Real Estate Flood & Tax Solutions LLC	Delaware
First American Real Estate Tax Service, LLC	Delaware
First American Relocation Solutions, Inc.	Delaware
First American REO Servicing LLC	Delaware
First American Services de Mexico, S. de R.L. de C.V.	Mexico
First American Servicing Solutions, LLC	Delaware
First American Signature Services, Inc.	California
First American SMS, Inc.	California
First American Specialty Insurance Company, fka Five Star Insurance Company	California
First American Title & Abstract Co.	Oklahoma
First American Title & Escrow of Dallas County, LC, fka Dallas County Abstract & Title Company, LLC	Iowa
First American Title & Escrow of Iowa, L.C.	Iowa
First American Title & Escrow of Iowa, LC f/k/a Iowa State Escrow & Closing, L.C.	Iowa
First American Title & Escrow of Polk County, LC	Iowa
First American Title & Escrow of Warren County, LC	Iowa
First American Title & Trust Company	Oklahoma
First American Title Agency, Inc.	Utah
First American Title Company	California
First American Title Company of Asotin County, Inc.	Washington
First American Title Company of Bellingham	Washington
First American Title Company of Carbon County	Wyoming
First American Title Company of Clark County	Washington
First American Title Company of Colorado	Colorado
First American Title Company of Crook County	Wyoming
First American Title Company of Florida, Inc.	Florida
First American Title Company of Hot Springs County	Wyoming
First American Title Company of Idaho, Inc.	Idaho
First American Title Company of Illinois dba First American Title Company	Illinois
First American Title Company of Korea	Korea
First American Title Company of Laramie County	Wyoming
First American Title Company of Los Angeles	California
First American Title Company of Montana, Inc.	Montana
First American Title Company of Nevada (Zephyr Cove)	Nevada
First American Title Company of St. Lucie County, Inc.	Florida
First American Title Company of Stockton	California
First American Title Company of Sublette County	Wyoming
First American Title Company of Thurston County	Washington
First American Title Company of Waco dba First Title Company of Waco	Texas

Name of Subsidiary:	State or Country Under Laws of Which Organized
First American Title Company, Inc. (Hawaii)	Hawaii
First American Title Guaranty Holding Company	California
First American Title Insurance Agency of Mohave, Inc.	Arizona
First American Title Insurance Agency, Inc. (Navajo)	Arizona
First American Title Insurance Agency, LLC	Delaware
First American Title Insurance Company	California
First American Title Insurance Company (Mason County)	Washington
First American Title Insurance Company of Australia Pty Limited	Australia
First American Title Insurance Company of Kansas, Inc.	Kansas
First American Title Insurance Company of Louisiana	Louisiana
First American Title Insurance Company of New York	New York
First American Title Kansas Agency, Inc. fka Guarantee Land Title of Leavenworth, Inc.	Kansas
First American Title Missouri Agency, Inc. fka First American Title of St. Louis, Inc.	Missouri
First American Title of Alaska	Alaska
First American Transportation Title Insurance Company fka Louisiana First Title Insurance Company	Louisiana
First American Trust, F.S.B.	California
First American UCC Insurance Services, LLC f/k/a First American UCC Services Agency, LLC	Delaware
First Australian Title Company Pty Limited	Australia
First AVM Limited	United Kingdom
First Canadian CREDCO, Inc.	California
First Canadian Title Company Limited	Canada
First European Corporation Limited	United Kingdom
First European Group Limited	United Kingdom
First Exchange Corporation	Arizona
First Exchange of Idaho	Idaho
First Florida Title Insurance Agency, LLC	Florida
First Guaranty Bancorp	California
First Hong Kong Title Limited	Cayman Islands
First Indian Corporation fka Data Tree India Private Limited	India
First Land Title Company	Texas
First Land Title of Tarrant	Texas
First Metropolitan Title Company	Michigan
First Reliable, LLC	Delaware
First Security Thrift Company	California
First States, Inc.	Pennsylvania
First Title CEE Insurance Intermediary KTF	Hungary
First Title Insurance plc fka First American Title Insurance Company (UK) plc	England
First Title Istanbul	Turkey
First Title New Zealand Limited	New Zealand
First Title plc fka First UK Financial Corporation Plc	England
First Title Poland	Poland
First Title Polska Sp. Z.o.o	Poland
First Title Services Limited	England
First Valley Title, LLC	Arizona
Five Star Holdings, Inc.	California
Flathead County Title Company	Montana
Flood Elevation Services, Inc.	Oklahoma
Florida Sunshine Title, LLC	Michigan
FMCT, LLC	Michigan

Name of Subsidiary:	State or Country Under Laws of Which Organized
Ford County Title Company, Inc.	Kansas
Fort Bend Title Company	Texas
Fortune Title Agency, Ltd	Ohio
FREG Financial Services, Inc.	California
Fremont County Title Company	Wyoming
FS Premium Finance Company	California
Gadsden Abstract and Appraisal Company	Florida
General Land Abstract Co., Inc.	New Jersey
Goshen County Abstract & Title Company	Wyoming
GPIC Holdings, Inc.	California
GR Title Services, Inc.	Rhode Island
Grass Valley Aeronautics, Inc.	Washington
Guarantee Title of Johnson County, Inc.	Kansas
Guarantee Title of Wyandotte County, Inc.	Kansas
Guardian Title Company of Maryland	Maryland
Hale County Abstract Company	Texas
Hamilton Land Services, LLC	Delaware
Harder Abstract, LLC	Maryland
Harrison Title Agency, Ltd.	Ohio
Harvard Design and Mapping Company, Inc.	Massachusetts
Heritage Title Company of Rockwall	Texas
HRLogix, LLC	Oklahoma
Huntington Brokerage Corporation	Texas
Illini Title Services, Inc.	Illinois
Independent Title of St. Augustine, Inc.	Florida
Independent Title of St. Johns County, Inc.	Florida
Infinity Information Solutions, LLC	Delaware
Infocheck, Ltd.	Canada
Inquest, Inc.	California
Interealty Corp. (Canada)	California
International Land Services, Inc.	Oklahoma
Intertitle, Inc.	California
Iowa State Escrow and Closing, Inc.	Iowa
Island Title Corporation	Hawaii
Island Title Guaranty Agency, Inc.	Florida
iSucceed, Inc.	Nevada
iSymmetrics, Inc.	Colorado
ITAX Group, Inc.	Delaware
Jenark Business Systems, Inc.	Maryland
Johnson County Title Company, Inc.	Wyoming
Josephine Crater Title Companies, Inc.	Oregon
JRE Four, LLC	New Jersey
JRE One, LLC	New Jersey
JRE Three, LLC	New Jersey
JRE Two, LLC	New Jersey
Kalispell Title Services, Inc.	Montana
Kaufman County Title & Abstract Company	Texas
Konstar Title Insurance Agency, L.L.C.	Michigan
KTR Valuation and Consulting Services, LLC	New York
L&H Abstract Corporation	New York
Land Title Company, Chelan-Douglas County, Inc.	Washington

Name of Subsidiary:	State or Country Under Laws of Which Organized
Land Title Insurance Company of St. Louis	Missouri
Latin Title, Inc.	Florida
Lawyers Mortgage and Title Company, Inc.	Ohio
LeadClick Holding Company, LLC	Delaware
LeadClick Media, Inc.	California
Lebanon Land Transfer Co., Inc.	Pennsylvania
Live Overseas Limited	United Kingdom
LoanPerformance	California
LoanStar Mortgagee Services, L.L.C.	Texas
MarketLinx, Inc.	Tennessee
Masiello Closing Services, LLC	Michigan
Massachusetts Abstract Company, Inc.	Massachusetts
Massachusetts Title Insurance Company	Massachusetts
Masters Abstract, LLC	Ohio
Matrix Asset Management Corporation	Colorado
MCM Title Services, Inc.	Ohio
Metropolitan Title—Ohio, L.L.C.	Michigan
Mid Illinois Title Services, Inc.	Illinois
Middlebrook Title Company	Texas
Midland Title Security, Inc.	Ohio
Mid-Valley Title and Escrow Company	California
Midwest Title Insurance Company	Illinois
Miller Abstract Company, Inc.	Missouri
Mississippi Title & Appraisal Co.	Mississippi
Modern Abstract Corporation	New York
Monroe Title Company	Florida
Montgomery County Abstract Company	Kansas
Mooser & Freibert Land Title Company, LLC	Kentucky
Morgan Kennedy Limited	England
Mortgage Guarantee & Title Company	Rhode Island
Multifamily Community Insurance Agency, Inc.	Maryland
Mt. Shasta Title & Escrow Company	California
MVR`s, Inc.	Louisiana
National Background Data, LLC	Delaware
National Data Registry, LLC	Delaware
National Land Title of Tarrant, Inc.	Texas
National Lender`s Title Guaranty Co., Inc.	Illinois
National Surveying Specialists, Inc.	Texas
NDTS Software	Texas
New Markets IV, LLC	Delaware
New Move Conveyancing Limited	England
New Reunion Title, LLC	Texas
New York Abstract Company, Inc.	New York
Nine Parked Place, LLC	Nevada
Nineteen Parked Place, LLC	New Jersey
North American CREDCO, Inc.	Delaware
North American Title, Inc.	Michigan
Northern Michigan Title Company of Emmet	Michigan
Norwood Slope Corporation	Washington
Ohio Bar Title Insurance Company	Ohio
Ohio Title Corporation	Ohio

Name of Subsidiary:	State or Country Under Laws of Which Organized
Omega Insurance Services, Inc.	Florida
Omni Title of Pasco, Inc.	Florida
One Parked Place, LLC	Pennsylvania
Orange Coast Exchange, LLC	Delaware
Orange Coast Holdings, Inc.	Delaware
Orange Coast Services, LLC	Delaware
Orange Coast Title Company	California
Orange County Title Company	California
Outland Operating Company, L.P	Oklahoma
Oz Title Agency, Ltd.	Ohio
Pacific Access Escrow, Inc	Hawaii
Pacific Access Title, LLC	Hawaii
Pacific Northwest Title Building, Inc.	Washington
Pacific Northwest Title Company of Alaska, Inc.	Alaska
Pacific Northwest Title Company of Kenai, Inc. d/b/a Southcentral Title Agency	Alaska
Pacific Northwest Title Company of Snohomish County, Inc.	Washington
Pacific Northwest Title Company of Spokane, Inc.	Washington
Pacific Northwest Title Company of Washington, Inc.	Washington
Pacific Northwest Title Holding Company	Washington
Pacific Northwest Title Insurance Company	Washington
Pacific Northwest Title of Lane County, LLC	Oregon
Pacific Northwest Title of Oregon, Inc.	Oregon
Parking Intermediary Corp.	Pennsylvania
Parking Services, Inc.	Pennsylvania
PartnerCheck, Inc.	Florida
Pearson Fort Bend Abstract Company	Texas
Pekin Abstract & Title Company	Illinois
Penn Attorneys Title Insurance Co.	Pennsylvania
PennTitle, Inc.	Pennsylvania
Peoples Abstract, L.L.C.	Iowa
Pinnacle Services, LLC	North Carolina
Pioneer Agency Acquisition Company	Pennsylvania
Pioneer of Philadelphia, Ltd., Inc.	Pennsylvania
Polk County Abstract Company	Wisconsin
Port Lawrence National Agency, Inc.	Ohio
Port Lawrence Title and Trust Company	Ohio
Potter Title Company	Michigan
Premier Claims Service, Inc.	California
Presidential Title Services	Michigan
Pretiem Corporation	New Jersey
PrideRock Holding Company, Inc.	Alabama
Primary Land Transfer Services, LLC	Delaware
Principle Title Insurance Agency, Inc.	Kentucky
Progressive Land Title of Bowling Green, Inc.	Kentucky
Property Data, Inc.	Missouri
Property Specs, Inc.	California
Property Systems Integration Limited	England
Proudfoot Reports Incorporated	New York
Prune Hill Enterprises, Inc.	Washington
Public Abstract Corporation	New York
Quality Title LLC	Ohio

Name of Subsidiary:	State or Country Under Laws of Which Organized
Quantitative Risk Solutions LLC	Arizona
Quantrix Credit Services, LLC	Delaware
Quantrix, LLC	Delaware
Quest Screening Services Pvt. Ltd.	India
R.E. Services, Inc.	Ohio
Realeum, Inc.	Maryland
RealtyU, Inc.	Ohio
Recruiternet (Europe), Ltd.	United Kingdom
Refsure Worldwide Pty Ltd.	Australia
Regency Escrow Corporation	California
Relocation Advantage, LLC	Delaware
RELS Bundle, LLC	Delaware
RELS Reporting Services, LLC dba VIE, LLC, aka Value IT	Iowa
RELS Title Services, LLC	Delaware
RELS, LLC	Delaware
Republic Title of Texas, Inc.	Texas
RES Direct, LLC	Delaware
RES, LLC	Delaware
Residential Land Services, Inc.	Oklahoma
Richard Title, Inc.	Kansas
Russell Loan & Title, Inc.	Iowa
SAFErealestate, Inc.	California
Saia Title Company, Inc.	Kansas
San Benito Land Title Corporation	California
San Mateo County Title Company	California
Seconda, LLC	California
Security Exchange Corporation	Nebraska
Security First Financial Services, Inc.	Florida
Security Land Title & Escrow Company (Omaha)	Nebraska
Security Land Title Company	Kansas
Security Partners III LLC d/b/a Residential Title Services	Nebraska
Security Partners V LLC d/b/a Midwest Land Title	Nebraska
Service Standard Title and Trust, Ltd.	Virgin Islands
Settlers Abstract Company, L.P.	Pennsylvania
Settlers Title Agency, Inc.	New Jersey
Seventeen Parked Place, LLC	New Jersey
SFG Title Agency, LLC	Michigan
Shoshone Title Insurance and Abstract Company	Wyoming
Signature Title Corporation	New Hampshire
Single Source Services, Inc.	Alabama
Sixteen Parked Place, LLC	Delaware
Skylar Aeronautics, Inc.	Washington
Smart Title Solutions LLC	Delaware
Smartmove Property Services Limited	England
Southwest Title Land Company	Oklahoma
SPL Corporation	Nebraska
Standard Title Insurance Company, Inc.	Oklahoma
Sterling Title Company of Sandoval County	New Mexico
Stonegate Land Transfer, LLC	Delaware
Support Systems, Inc.	California
T.A. Alliance Home Connect, LLC	Pennsylvania

Name of Subsidiary:	State or Country Under Laws of Which Organized
T.A. Financial Services, Inc.	Pennsylvania
T.A. Holdings, Inc.	Pennsylvania
T.A. Insurance Alliance, LLC	Pennsylvania
T.A. of Alliance, LLC	Ohio
T.A. of Centre County, LLC	Pennsylvania
T.A. of Dauphin County, Inc.	Pennsylvania
T.A. of Dayton, LLC	Delaware
T.A. of Westmoreland, LLC	Pennsylvania
T.A. Title Agency of OH, Inc.	Ohio
T.A. Title Agency, Inc. (NJ)	New Jersey
T.A. Title Insurance Company	Pennsylvania
Teletrack Canada, Inc.	Canada
Tele-Track, Inc.	Georgia
Teton Land Title Company a/k/a First American Title Company of Wyoming	Wyoming
Texas Escrow Company	Texas
The Alameda Company, LLC	Delaware
The Closing Network, Ltd.	Pennsylvania
The Donegan Abstract Company	Texas
The First American Financial Corporation	California
The Heritage Escrow Company, Inc.	California
The Hyper-Abstract Corporation	New York
The Inland Empire Service Corporation	California
The Inventory Exchange Limited	United Kingdom
The Letting Exchange Limited	United Kingdom
The Live Organization Limited	United Kingdom
The Outland Companies, LLC	Oklahoma
The Port Lawrence Agency, Inc.	Ohio
The Security Abstract & Title Company, Inc.	Kansas
The Security First Title Affiliates, Inc.	Florida
The Title Security Group, Inc., fka Shiels Title Company, Inc.	Puerto Rico
The Trust Company of St. Louis County	Missouri
Thirteen Parked Place, LLC	Pennsylvania
Tims Ford Title & Escrow, Inc.	Tennessee
Title Abstract Co. of PA, Inc.	Pennsylvania
Title Alliance of Cincinnati, LLC	Ohio
Title Alliance, Ltd.	Pennsylvania
Title Bond & Mortgage Company	Michigan
Title Direct, Ltd.	Ohio
Title Insurance Agency of Juneau, Inc.	Alaska
Title Insurance Company of Oregon dba First American Title Insurance Company of Oregon	Oregon
Title Optics, Inc.	Washington
Title Partners of America, Inc.	Florida
Title Records, Inc.	California
Title Security of Brevard, Inc.	Florida
Title Software Corporation	Texas
Titleserve, Inc.	Canada
Tower Title & Escrow Company	Nebraska
TransAlaska Summit First American Title Insurance Agency, LLC	Alaska
Transcontinental Escrow Company	Florida
Transcontinental Search and Settlement, Inc.	Pennsylvania

Name of Subsidiary:	State or Country Under Laws of Which Organized
Transcontinental Title Company	Florida
Transcontinental Title Company (Maryland)	Maryland
Transcontinental Title Company of California	California
Transcontinental Title Company, Inc. (Alabama)	Alabama
Transcontinental Title, Inc.	Tennessee
Tri-County Tax Research, Inc.	Michigan
TruStar Solutions, Inc.	Indiana
Tuscola Title & Escrow, Inc.	Michigan
Twenty One Parked Place, LLC	Pennsylvania
Twenty Parked Place, LLC	Pennsylvania
Twenty Three Parked Place, LLC	Delaware
Twenty Two Parked Place, LLC	Delaware
Twin City Title Company, Inc.	Texas
U.S. SEARCH.com Inc.	Delaware
United General Financial Services, Inc.	Colorado
United General Holding Company, Inc.	Colorado
United General Title Insurance Company	Colorado
Universal Title, LLC	Maryland
Valuation Information Technology, L.L.C.	Iowa
Vendor Management Services, Inc.	Delaware
Virginia Title Examiners, LLC	Virginia
Warranty Title & Abstract Co., Inc.	Oklahoma
Washakie Abstract Company	Wyoming
Weatherford Title Company	Texas
Western National Title Insurance Company	Utah
Westlake Settlement Services, LLC	Delaware
Whitefish Title Services, Inc.	Montana
Woodford County Abstract & Title Company, Inc.	Illinois
Wyoming First County	Wyoming
Wyoming Land Title Company	Wyoming
Yakima County Title Company dba Yakima Title & Escrow Company	Washington
ZapApp India Private Limited	India
ZD Acquisition LLC	Delaware
Zoning Information Services, Inc.	Oklahoma